Income Taxes - Reconciliation of the Beginning and Ending Amount of Valuation Allowance (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
SEC Schedule, 12-09, Movement in Valuation Allowances and Reserves [Roll Forward]
Balance at beginning of year	$ 412	$ 284	$ 156
Net charges to expense	22	86	120
Tax rate change	0	39	8
Provision to return adjustment	(3)	3	0
Balance at end of year	$ 430	$ 412	$ 284